Long-term investments - Held-to-maturity investments and other long-term investments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Long-term investments
Equity investments - equity method	¥ 43,689	$ 6,696	¥ 99,338
Equity investments - measurement alternative	142,199	21,793	200,850
Held-to-maturity investments	2,653	406	10,502	¥ 10,502
Other long-term investments	78,325	12,004	994,922
Total	¥ 266,866	$ 40,899	¥ 1,305,612